UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2019 (April 15, 2019)

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Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Bethesda Metro Center, Suite 440 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code) Not Applicable (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 15, 2019, Global Medical REIT Inc. (the “Company”), through a wholly-owned subsidiary of Global Medical REIT L.P., the Company’s operating partnership (the “OP”), closed on the acquisition of an aggregate 207,204 square-foot portfolio of four in-patient rehabilitation facilities (the “CNL Portfolio”). The aggregate purchase price of the CNL Portfolio is $94 million (subject to an additional $1 million earn-out payment to the CNL Seller, as defined below). The facilities are located in Las Vegas, Nevada; Surprise, Arizona; Oklahoma City, Oklahoma and Mishawaka, Indiana. The Company previously reported on a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 13, 2019 that it had entered into a purchase and sale agreement, effective March 12, 2019 (the “CNL Purchase Agreement”) with CHP Surprise AZ Rehab Owner, LLC; CHP Las Vegas NV Rehab Owner, LLC; CHP Oklahoma City OK Rehab Owner, LLC; and CHP Mishawaka IN Rehab Owner, LLC (collectively, the “CNL Seller”), to acquire the CNL Portfolio.

Upon the closing of the acquisition of the CNL Portfolio, the Company, through wholly-owned subsidiaries of the OP, assumed the CNL Seller’s interest, as lessor, in four triple-net leases (collectively, the “CNL Portfolio Leases”) with (i) Encompass Health (Las Vegas, Nevada facility); (ii) a joint venture between Cobalt Rehabilitation and Tenet Healthcare (the Surprise, Arizona facility); (iii) a joint venture between Mercy Health and Kindred Healthcare (the Oklahoma City, Oklahoma facility); and (iv) St. Joseph’s Health System (the Mishawaka, Indiana facility). The CNL Portfolio Leases have a weighted average remaining lease term of approximately 8.3 years, with the Las Vegas, Nevada facility lease containing four, five-year renewal options; the Surprise, Arizona facility lease containing two, five-year renewal options; the Oklahoma City, Oklahoma facility lease containing three, 10-year renewal options and the Mishawaka, Indiana facility lease containing two, five-year renewal options. The aggregate initial annual rent for the CNL Portfolio is approximately $6.9 million, broken down as follows:

•	Las Vegas, Nevada Facility – current annual rent of approximately $1.5 million ($28.24 per square foot), subject to increases equal to CPI (subject to a 15% cap) every five years, with the next increase due to go into effect in June 2020.

•	Surprise, Arizona Facility – current annual rent of approximately $2.0 million ($36.12 per square foot), subject to increases equal to the greater of (i) 2.0% or (ii) CPI (subject to a 3% cap) every year, with the next increase due to go into effect in January 2020.

•	Oklahoma City, Oklahoma Facility – current annual rent of approximately $1.9 million ($35.02 per square foot), subject to 2.5% increases every year, with the next increase due to go into effect in October 2019.

•	Mishawaka, Indiana Facility – current annual rent of approximately $1.5 million ($31.89 per square foot), subject to 2% increases every year, with the next increase due to go into effect in January 2020.

The above description of the terms and conditions of the CNL Portfolio Leases is only a summary and is not intended to be a complete description of their terms and conditions. All of the terms and conditions of the CNL Portfolio Leases are set forth in the CNL Portfolio Leases that are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Exercise of Accordion Feature on Credit Facility

On April 15, 2019, the Company exercised $75 million of the $150 million accordion feature (the “Accordion”) of its credit facility (the “Credit Facility”). The partial exercise of the Accordion increases the term loan component of the Credit Facility from $100 million to $175 million and the total borrowing capacity under the Credit Facility to $425 million. The Credit Facility is an agreement by and among the Company, as guarantor, the OP, as borrower, and certain subsidiaries of the OP, as guarantors (such subsidiaries, the “Subsidiary Guarantors”) and BMO Harris Bank, N.A., as Administrative Agent, the terms of which were previously disclosed in Item 5 of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, as filed with the SEC on August 8, 2018 and are herein incorporated by reference. The Subsidiary Guarantors and the Company are guarantors of the obligations under the Accordion. The amount available to borrow from time to time under the Accordion is limited according to a quarterly borrowing base valuation of certain properties owned by the Subsidiary Guarantors.

Closing of the CNL Portfolio

In connection with the closing of the acquisition of the CNL Portfolio, the OP incurred approximately $89.6 million of additional indebtedness under the Credit Facility. As of April 15, 2019, the outstanding balance under the Credit Facility was approximately $320.2 million.

Item 7.01	Regulation FD Disclosure.

The Company issued a press release on April 18, 2019, announcing the closing of the acquisition of the CNL Portfolio before this Current Report on Form 8-K was filed. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 referenced in Item 9.01 below is being “furnished” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment not later than 71 days after the date on which this initial Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description
10.1	Lease Agreement, dated January 30, 2006, by and between LVRH Properties LLC, a Nevada limited liability company, and Las Vegas Rehabilitation Hospital, a Nevada limited liability company and amendments.
10.2	Lease Agreement, dated December 30, 2015, by and between CHP Surprise AZ Rehab Owner, LLC, a Delaware limited liability company, and Cobalt Rehabilitation Hospital IV, LLC, a Texas limited liability company.
10.3	Lease Agreement, dated October 17, 2011, by and between TST Oklahoma City, LLC and Mercy Rehabilitation Hospital, LLC, an Oklahoma limited liability company.
10.4	Build to Suit Facility Lease Agreement, dated February 27, 2009, by and between Elm Road MOB, II, LLC, an Indiana limited liability company, and Saint Josephs Regional Medical Center-South Bend Campus, Inc., and Indiana not for profit corporation and amendments.
99.1	Press Release, dated April 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber Secretary and General Counsel

Dated: April 18, 2019